DELAWARE GROUP® EQUITY FUNDS III

Delaware Small Cap Growth Fund
(the “Fund”)

Supplement to the Fund’s Prospectuses
dated October 28, 2009

On January 19, 2010, the Board of Trustees of Delaware Group Equity Funds III (the “Trust”) approved a proposal to liquidate and dissolve the Fund. The liquidation and dissolution is expected to take effect approximately 60 days after the date of this Supplement.

As a result of the decision to pursue liquidation and dissolution of the Fund, as of the date of this Supplement, the Fund will be closed to new investors. However, the Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the liquidation.

Current shareholders of the Fund are being offered the opportunity to exchange their shares, irrespective of the class of shares that they hold, for the Class A shares of any of Delaware Investments’ other funds. Interested shareholders should call our Shareholder Services Center at 800 523-1918. If a shareholder does not request an exchange by the close of business on February 19, 2010 the shareholder will be paid a liquidating distribution by the Fund on or about March 22, 2010.

Please keep this Supplement for future reference.

This Supplement is dated January 21, 2010.